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                                                              Exhibit 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-73216) and (Form S-8 Nos. 333-101756, 333-92328,
333-65198, 333-57096, 333-44012, 333-87127, 333-57875) of our report dated
January 24, 2003, with respect to the financial statements of Neurocrine Biosciences, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.


/s/ Ernst & Young LLP

San Diego, California
March 4, 2003